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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2003

TRANSGENOMIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30975
(State of Formation)	(Commission File Number)
911789357 (IRS Employer Identification Number)
12325 Emmet Street Omaha, NE	68164
(Address of principal executive offices)	(Zip Code)

(402) 452-5400
(Registrants' telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release, dated November 11, 2003, announcing third quarter and year-to-date results of operations and summary financial position for the registrant's quarter ended September 30, 2003.

Item 12.    Results of Operations and Financial Condition.

        On November 11, 2003, Transgenomic, Inc. (the "Company") issued a press release announcing results of operations and summary financial position for the quarter and year-to-date periods ended September 30, 2003. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.
By	/s/ MICHAEL J. DRAPER Michael J. Draper, Chief Financial Officer

November 18, 2003

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE